UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 8, 2007


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)

         California                   001-14431               95-4676679
(State or other jurisdiction of      (Commission            (I.R.S. Employer
 incorporation or organization)      File Number)         Identification No.)


    630 East Foothill Blvd.
      San Dimas, California                                     91773
(Address of principal executive                               (Zip Code)
           offices)

       Registrant's telephone number, including area code: (909) 394-3600

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                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)

         California                   001-12008              95-1243678
(State or other jurisdiction of      (Commission          (I.R.S. Employer
 incorporation or organization)      File Number)        Identification No.)


    630 East Foothill Blvd.
      San Dimas, California                                    91773
(Address of principal executive                              (Zip Code)
           offices)


       Registrant's telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act
    (17 CFR 14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                Section 5 - Corporate Governance and Management

Item 8.01.     Other Events

American States Water Company announced today that Michael Patrick George, the former CEO of Western Water Company, has accepted the position of Executive Vice President of Corporate Development for the Company beginning February 12, 2007. Mr. George will receive an annual salary of $375,000. In addition, the Company has granted Mr. George options to acquire 6,461 of the Company's common shares with an exercise price equal to the closing price of the Company's common shares on February 15, 2007 and restricted stock units equal to $62,500 divided by the closing price of the Company's common shares on February 15, 2007.

Western Water Company filed for bankruptcy protection under chapter 11 of the federal bankruptcy laws in May 2005 in the Northern District of California, Oakland Division. The bankruptcy court confirmed a plan of reorganization of Western Water Company on February 6, 2006 that became effective on February 17, 2006, and closed the case on March 21, 2006.


                  Section 9 - Financial Statement and Exhibits

Item 9.01.     Financial Statements and Exhibits


Exhibit No.    Description
-----------    -----------

99.1           Press Release announcing election of new Executive Vice President


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMERICAN STATES WATER COMPANY

Date: February 14, 2007                 By: /s/ Robert J. Sprowls
                                            ------------------------------------
                                                     Robert J. Sprowls
                                            Sr. Vice President, Chief Financial
                                             Officer, Treasurer and Corporate
                                                        Secretary